UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 4, 2005
Date of Report (Date of earliest event reported)

ALPHA NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32423 (Commission File Number)	02-0733940 (I.R.S. Employer Identification No.)

406 West Main Street
Abingdon, VA 24210
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On May 4, 2005, certain members of management of Alpha Natural Resources, Inc. (“Alpha”) will make a presentation at the Morgan Stanley Basic Materials Roundtable. A copy of the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in this Current Report on Form 8-K that is being furnished pursuant to Item 7.01 (including Exhibit 99.1 relating to such Item), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of Alpha’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibit

Exhibit 99.1       Alpha presentation given on May 4, 2005 at the Morgan Stanley Basic Materials Roundtable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

May 4, 2005	By:	/s/ Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Alpha presentation given on May 4, 2005 at the Morgan Stanley Basic Materials Roundtable.